THE LAZARD FUNDS, INC.
                         LAZARD GLOBAL EQUITY PORTFOLIO

                   Supplement to Prospectus dated May 1, 2001


         On December 14, 2001, Lazard Global Equity Portfolio merged into Lazard International Equity Portfolio. Therefore, Global Equity Portfolio is no longer available as a Portfolio of the Fund.


December 17, 2001